                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 16, 2002

                           AMERICANA PUBLISHING, INC.
               (Exact name of Registrant as specified in charter)

         Colorado                            000-25783                      84-1453702
(State or other jurisdiction            (Commission File Number)         (IRS Employer
     of incorporation)                                               identification Number)

                          303 San Mateo NE, Suite 104A
                          Albuquerque, New Mexico 87108
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (505) 265-6121

Item 4.           Changes in Registrant's Certifying Accountant

     Singer Lewak Greenbaum & Goldstein LLP, the independent accountants who had been engaged by Americana  Publishing,  Inc.  (the  "Company")  as the principal accountants  to audit  the  Company's  consolidated  financial  statements,  was dismissed  effective  October16,  2002. On October 18, 2002, the Company engaged
Philip H. Salchli, CPA as the Company's new principal independent  accountant to audit  the  Company's  consolidated  financial  statements  for the year  ending
December 31, 2002.

     The decision to change the Company's  independent  accountants  from Singer
Lewak  Greenbaum & Goldstein LLP to Philip H.  Salchli,  CPA was approved by the
Company's Board of Directors.

     The report of Singer Lewak Greenbaum  &  Goldstein LLP on the financial statements of the Company as of and for the year ended December 31, 2001 did not contain an adverse opinion,  or a disclaimer of opinion,  however the report was modified as to the Company's ability to continue as a going concern.  During the one-year  period ended December 31, 2001, and the interim period from January 1,
2002 through the date of dismissal,  the Company did not have any  disagreements with  Singer  Lewak  Greenbaum  &  Goldstein  LLP on any  matter  of  accounting principles or practices,  financial statement  disclosure,  or auditing scope or procedure,  which  disagreements,  if not resolved to the satisfaction of Singer
Lewak Greenbaum & Goldstein LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     Prior to retaining  Singer Lewak  Greenbaum & Goldstein  LLP, the Company's
financial  statements were prepared by Null Lairson CPA, PC. The reports of Null
Lairson CPA, PC on the  financial  statements  of the Company for the year ended
December  31,  2000 did not  contain  an adverse  opinion,  or a  disclaimer  of opinion, nor were they qualified or modified as to uncertainty,  audit scope, or accounting  principles.  During the two year period and any  subsequent  interim period preceding its dismissal,  there were no  disagreements  with Null Lairson
CPA, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Null Lairson CPA, PC, would have caused Null Lairson CPA,
PC to make  reference to the subject matter of the  disagreements  in connection with its report.

     Prior to engaging  Philip H.  Salchli,  CPA, the Company has not  consulted
Philip H. Salchli,  CPA, regarding the application of accounting principles to a specified transaction,  completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7.           Financial Statements and Exhibits

                  16(c)    Letter re Change in Certifying Accountant.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

AMERICANA PUBLISHING, INC.

/s/ George Lovato, Jr.
George Lovato, Jr.
President
Dated:  October 19, 2002

                                 EXHIBIT INDEX

Exhibit Number    Description
----------------  -------------

        16(c)     Letter  regarding  change  in  certifying  accountants from
                  Singer Lewak Greenbaum & Goldstein LLP dated October 18, 2002

                                     EX-16(c)

             LETTER REGARDING CHANGE IN CERTIFYING ACCOUNTANTS FROM
         SINGER LEWAK GREENBAUM & GOLDSTEIN LLP DATED OCTOBER 18, 2002

October 18, 2002

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C.  20549

Gentlemen:

We were previously the Independent  Accountants for Americana Publishing,  Inc.,
and on March 1, 2002 we reported ont he  consolidated  financial  statements  of
Americana  Publishing,  Inc.  and  subsidiaries  as or and  for the  year  ended
December  31,  2001.  On October 16,  2002,  we were  dismissed  as  independent accountants of Americana  Publishing,  Inc. We have read  Americana  Publishing,
Inc.'s statements  included under Item 4 of its Form 8-K dated October 18, 2002, and we agree with such statements.

Very truly yours,

/s/ Singer Lewak Greenbaum & Goldstein LLP

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP
Los Angeles, CA